UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Lumber Liquidators Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2017. At the Annual Meeting, the stockholders of the Company (i) elected the three Class II directors for three-year terms to hold office until the 2020 Annual Meeting of Stockholders, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) approved a non-binding advisory resolution on the compensation of the Company’s named executive officers, and (iv) approved a non-binding advisory resolution as to the frequency of the non-binding advisory stockholder vote to approve the compensation of the Company’s named executive officers. A quorum of the Company’s common stock was present for the Annual Meeting. The following are the results of the matters voted on at the Annual Meeting:

(1)	In the election of Class II directors, each nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
Dennis R. Knowles	11,634,514	134,565	13,332,306
David A. Levin	11,627,942	141,137	13,332,306
Martin F. Roper	11,491,476	277,603	13,332,306

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
24,410,613	569,449	121,323	--

(3)	The proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 12, 2017 was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
10,397,704	1,317,944	53,431	13,332,306

(4)	The proposal to provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding advisory stockholder vote to approve the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
10,716,363	70,814	939,838	42,064	13,332,306

Based on these results and in accordance with the Board of Directors recommendation, the Board of Directors and management have determined to implement an annual advisory vote on the compensation of the Company’s named executive officers beginning with the next annual meeting of stockholders in 2018, until the next frequency vote.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)
Date: May 26, 2017	By:	/s/ Jill Witter
Jill Witter
Secretary and Chief Compliance Officer and Chief Legal Officer